UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2010

OPTEX SYSTEMS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-238-1403

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Amendment to Material Definitive Agreement

Dated January 7, 2010 and effective as of January 4, 2010, Optex Systems Holdings, Inc. renewed its Richardson, TX lease. Under the terms of the amendment:

• The lease term is extended until July 31, 2015.
• The base rent is as follows: until 7/31/2010, $0.00 per square foot, from 8/1/2010 – 7/31/2013, $4.70 per square foot and from 8/1/2013 – 7/31/2015, $4.95 per square foot.
• A $195,352.00 improvement allowance is included.
• For the first two years of the extended term, the landlord has granted the option to take over additional space at similar terms as in the amendment.

This was previously reported on Amendment No. 3 to the Registration Statement on Form S-1 filed with the Commission on January 12, 2010; however, due to space limitations the exhibit could not be attached to the S-1/A.  Therefore, the exhibit is being filed separately as an exhibit to this Form 8-K.

Exhibits:

10.16	Third Amendment to Lease, between Aquiport DFWIP and Optex Systems, Inc., dated January 7, 2010

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Stanley A. Hirschman
Stanley A. Hirschman
Title:	President

Date: January 12, 2010